UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

GE-WMC MORTGAGE SECURITIES, L.L.C.

(as depositor under the Pooling and Servicing Agreement,

dated as of September 1, 2005, providing for the issuance of

GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-1)

GE-WMC Mortgage Securities, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-127360	20-3251258
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

3100 Thornton Avenue
Burbank, California	91504
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 736-7023

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Description of the Certificates and the Mortgage Pool

GE-WMC Mortgage Securities, L.L.C. (the “Registrant”) plans a series of certificates, entitled GE-WMC Mortgage Securities, L.L.C., GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-1 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005, among the Registrant as depositor, Litton Loan Servicing LP as servicer and The Bank of New York as trustee. The Certificates designated as the Series 2005-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a segregated pool (the “Mortgage Pool”) of non-prime, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Collateral Term Sheets

Morgan Stanley & Co. Incorporated (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Collateral Term Sheets,” in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
	(a)	Financial Statements.
Not applicable.
	(b)	Pro Forma Financial Information.
Not applicable.
	(c)	Exhibits.

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description
1	99

Collateral Term Sheets (as defined in Item 8.01) that have been provided by Morgan Stanley & Co. Incorporated to certain prospective purchasers of GE-WMC Mortgage Securities, L.L.C., GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 26, 2005

GE-WMC MORTGAGE SECURITIES, L.L.C.

By:	/s/ Jim Zollo
Name:	Jim Zollo
Title:	Vice President

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99	Collateral Term Sheets	Filed Manually

EXHIBIT 99.1

[FILED MANUALLY]